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                        CREDIT AND SHARE PLEDGE AGREEMENT


                          DATED AS OF JANUARY 10, 1997


                                     BETWEEN


                        PHYSICIAN CORPORATION OF AMERICA,
                                   AS BORROWER

                                       AND

                          SIERRA HEALTH SERVICES, INC.,
                                    AS LENDER









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THE INDEBTEDNESS AND SECURITY INTERESTS PROVIDED FOR OR EVIDENCED BY THIS
AGREEMENT IS SUBORDINATED TO THE PRIOR PAYMENT IN FULL OF THE OBLIGATIONS (AS DEFINED IN THE SUBORDINATION AGREEMENT HEREUNDER REFERRED TO) AND TO THE SECURITY INTERESTS SECURING THE OBLIGATIONS, PURSUANT TO, AND TO THE EXTENT PROVIDED IN, THE SUBORDINATION AGREEMENT DATED AS OF JANUARY 10, 1997 AMONG PHYSICIAN CORPORATION OF AMERICA, SIERRA HEALTH SERVICES, INC. AND CITIBANK N.A., AS AGENT IN FAVOR OF THE LENDERS, ISSUING BANK AND AGENT PARTIES TO THE REVOLVING CREDIT AGREEMENT DATED AS OF OCTOBER 27, 1994, AS AMENDED, AMONG PHYSICIAN CORPORATION OF AMERICA, THE LENDERS PARTIES THERETO, CITIBANK, N.A., AS ISSUING BANK, AND CITIBANK, N.A., AS AGENT FOR SUCH LENDERS AND ISSUING BANK.


                        CREDIT AND SHARE PLEDGE AGREEMENT, dated as of
                    January 10, 1997 (as amended, supplemented or otherwise modified, renewed or replaced from time to time, the "Credit Agreement"), between PHYSICIAN CORPORATION OF AMERICA, a Delaware corporation ("Borrower"), and SIERRA HEALTH SERVICES, INC., a Nevada corporation ("Lender").


                             INTRODUCTORY STATEMENT


          All terms not otherwise defined above or in this Introductory Statement are as defined in Article 1 hereof, or as defined elsewhere herein.

          The Borrower has requested that the Lender make available a sixteen million seven hundred fifty thousand dollar ($16,750,000) secured loan which will be used to make a mandatory prepayment of principal pursuant to
Section 2.10(a)(i) of the Citibank Facility.

          To provide assurance for the repayment of the Loan and other Obligations of the Borrower hereunder, the Borrower will provide or will cause to be provided to the Lender (as more fully described herein) a pledge of the Pledged Securities pursuant to the Article 6 hereof.

          As a condition precedent to Citibank's consent to the transactions contemplated herein, Citibank is requiring that the Lender enter into a Subordination Agreement in the form of Exhibit C attached hereto and Lender is willing to so enter into such a Subordination Agreement.

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          Subject to the terms and conditions set forth herein, the Lender is willing to make Loans to the Borrower.

          Accordingly, the parties hereto hereby agree as follows:


1. DEFINITIONS

          For the purposes hereof unless the context otherwise requires, all Section references herein shall be deemed to correspond with Sections herein, the following terms shall have the meanings indicated and all terms defined in the UCC and not otherwise defined herein shall have the respective meanings accorded to them therein. Unless the context otherwise requires, any of the following terms may be used in the singular or the plural, depending on the reference:

          "AFFILIATE" shall mean any Person which, directly or indirectly, is controlled by or is under common control with another Person. For purposes of this definition, a Person shall be deemed to be "controlled by" another Person if such latter Person possesses, directly or indirectly, power either to direct or cause the direction of the management and policies of such controlled Person whether by contract or otherwise.


          "APPLICABLE LAW" shall mean all provisions of statutes, rules, regulations and orders of the United States, any state or local governmental authority, or any other governmental bodies or regulatory agencies applicable to the Person in question, and all orders and decrees of all courts and arbitrators in proceedings or actions in which the Person in question is a party.

          "BUSINESS DAY" shall mean any day other than a Saturday, Sunday or other day on which banks are required or permitted to close in the State of New York.

          "CITIBANK ACKNOWLEDGMENT" shall mean the letter agreement substantially in the form of Exhibit B hereto, to be delivered by the Borrower to the Lender in accordance with Section 4.1(d).

          "CITIBANK FACILITY" shall mean that certain Revolving Credit Agreement dated as of October 27, 1994 by and between the Borrower; the Lenders set forth therein; Citibank, N.A., as Agent ("Citibank"); Nationsbank of Tennessee and First Union National Bank of North Carolina, as Co-Agents; Citibank, as Issuing Bank; and Citicorp Securities, Inc., as Arranger, as amended by an

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Amendment to Credit Agreement and Consent dated as of September 22, 1995, by a
Second Amendment to Credit Agreement dated as of March 29, 1996, by a Third Amendment to Credit Agreement dated as of April 5, 1996, by a Fourth Amendment and Consent Agreement dated as of June 10, 1996, by a Fifth Amendment and Waiver Agreement dated as of November 25, 1996 and by a Sixth Amendment and Waiver Agreement dated as of January 8, 1997.

          "DOLLARS" and "$" shall mean lawful money of the United States of America.

          "EVENT OF DEFAULT" shall have the meaning given such term in
Section 6.3 hereof.

          "LIEN" shall mean any mortgage, copyright mortgage, pledge, security interest, encumbrance, lien or charge of any kind whatsoever (including any conditional sale or other title retention agreement, any lease in the nature thereof, and the filing of or agreement to give any financing statement under the Uniform Commercial Code of any jurisdiction or the agreement to grant a security interest at a future date).

          "LOAN" shall mean the Loan made hereunder in accordance with the provisions of Section 2.1.

          "MATURITY DATE" shall mean the date on which the Loan shall become due and payable in accordance with the provisions of Section 2.5(a).

          "MERGER AGREEMENT" shall mean the Agreement and Plan of Merger dated as of November 2, 1996 among Lender, Sierra Acquisition, Inc. and Borrower.

          "OBLIGATIONS" shall mean the obligation of the Borrower to make due and punctual payment of principal of and interest on the Loan and all other monetary obligations of the Borrower to the Lender under this Credit Agreement or the Note.

          "PERSON" shall mean any natural person, corporation, division of a corporation, partnership, trust, joint venture, association, company, estate, unincorporated organization or government or any agency or political subdivision thereof.

          "PLEDGED SECURITIES" shall mean all of the issued and outstanding capital stock directly or indirectly owned or controlled by the Borrower, as listed on Schedule 3.5.

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          "SUBSIDIARY" shall mean with respect to any Person, any corporation, association, joint venture, partnership or other business entity (whether now existing or hereafter organized) of which at least a majority of the Voting Stock or other ownership interests having ordinary voting power for the election of directors (or the equivalent) is, at the time as of which any determination is being made, owned or controlled by such Person or one or more subsidiaries of such Person or by such Person and one or more subsidiaries of such Person.

          "UCC" shall mean the Uniform Commercial Code as in effect in the State of New York on the date of execution of this Credit Agreement.

          "VOTING STOCK" shall mean the capital stock of an entity having ordinary voting power under ordinary circumstances to vote in the election of directors of such entity.


2. THE LOAN

          SECTION 2.1.  LOAN; MAKING OF THE LOAN.

          The Lender agrees, upon the terms and subject to the conditions hereof, to make a Loan to the Borrower in the principal amount of sixteen million seven hundred fifty thousand dollars ($16,750,000) on the date on which this Credit Agreement is fully executed. Subject to the satisfaction of the conditions set forth in Section 4.1, the Lender shall disburse the Loan by depositing the Loan proceeds directly into an account designated by Citibank in writing for the purpose of making the mandatory prepayment of principal and the payment of fees as described in the Introductory Statement of this Credit Agreement.

          SECTION 2.2.  NOTE.

          The Loan made by the Lender hereunder shall be evidenced by a single promissory note substantially in the form of Exhibit A hereto (the"NOTE") in the principal amount of the Loan payable to the order of the Lender, duly executed by the Borrower and dated the date on which the Loan is disbursed by Lender.

          SECTION 2.3.  INTEREST ON NOTE.

          Interest on the Loan shall be payable at the rate of ten percent (10%) per annum (computed on the basis of the actual

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number of days elapsed over a year of 360 days).  Interest shall be payable on the Maturity Date. Anything in this Credit Agreement or the Note to the contrary notwithstanding, the interest rate on the Loan shall in no event be in excess of the maximum permitted by Applicable Law.

          SECTION 2.4.  DEFAULT INTEREST.

          If the Borrower shall default in the timely payment of the principal of, or interest on the Loan due hereunder, or the payment of any other amount becoming due hereunder after written notification from the Lender to the Borrower of such amount, the Borrower shall on demand from time to time pay interest, to the extent permitted by law, on the Loan and overdue amounts outstanding up to the date of actual payment of such defaulted amount (after as well as before judgment) at 5% in excess of the interest rate then in effect.

          SECTION 2.5.  REPAYMENT OF LOAN.

          (a) The Borrower shall repay to Lender the principal of the Loan, together with all accrued and unpaid interest due thereon and all other amounts due under this Credit Agreement and the Note, on or before the fifth Business Day following demand by Lender (the "Maturity Date").

          (b) The Borrower shall have the right at its option at any time and from time to time to prepay the Loan, in whole or in part, upon at least two Business Days' prior written notice. All prepayments under this Section 2.5(b) shall be accompanied by accrued but unpaid interest on the principal amount being prepaid to the date of (but not including) prepayment.

          SECTION 2.6.  MANNER OF PAYMENTS.

          All payments by the Borrower hereunder and under the Note shall be made in Dollars in Federal or other immediately available funds at such place as Lender shall notify Borrower no later than 1:00 p.m., New York City time, on the date on which such payment shall be due.

          SECTION 2.7.  INTEREST ADJUSTMENTS.

          If the provisions of this Credit Agreement or the Note would at any time require payment by the Borrower to the Lender of any amount of interest in excess of the maximum amount then permitted by Applicable Law, the interest payments to the Lender

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shall be reduced to the extent necessary so that the Lender shall not receive interest in excess of such maximum amount.


3. REPRESENTATIONS AND WARRANTIES

          In order to induce the Lender to enter into this Credit Agreement and to make the Loan provided for herein, the Borrower makes the following representations and warranties to, and agreements with, the Lender, all of which shall survive the execution and delivery of this Credit Agreement, the issuance of the Note and the making of the Loan:

          SECTION 3.1.  CORPORATE EXISTENCE AND POWER.

          The Borrower and each of its Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and is in good standing as a foreign corporation in all jurisdictions where the nature of its properties or business so requires and where the failure to be in good standing as a foreign corporation would give rise to a material liability. The Borrower and each of its Subsidiaries has the corporate power and authority to own its respective properties and carry on its respective businesses as now being conducted, and, in the case of the Borrower, to execute, deliver and perform its obligations under this Credit Agreement and the Note and other documents contemplated hereby to which it is or will be a party as provided herein and to grant to the Lender, a security interest in the Pledged Securities as contemplated by Article 6 hereof.

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          SECTION 3.2.  CORPORATE AUTHORITY AND NO VIOLATION.

          (a) The execution, delivery and performance of this Credit Agreement, the Loan hereunder, the execution and delivery of the Note and the grant to the Lender of the security interest in the Pledged Securities as contemplated herein
(i) have been duly authorized by all necessary corporate action on the part of the Borrower, (ii) will not constitute a violation by the Borrower of any provision of Applicable Law, any order of any court or other agency of the United States or any state thereof applicable to the Borrower or any of its Subsidiaries or any of their respective properties or assets, (iii) will not violate any provision of the Certificate of Incorporation or By-Laws of the Borrower or any of its Subsidiaries, or any material provision of any indenture, agreement, bond, note or other similar instrument to which the Borrower or any of its Subsidiaries is a party or by which the Borrower or any of its Subsidiaries or their respective properties or assets are bound, (iv) will not be in conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under or create any right to terminate any such indenture, agreement, bond, note or other instrument, and (v) will not result in the creation or imposition of any Lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of the Borrower or any of its Subsidiaries other than pursuant to this Credit Agreement.

          (b) Except as provided in the Citibank Facility and as described on
Schedule 3.2, there are no restrictions on the transfer of any of the Pledged Securities other than as a result of this Credit Agreement or applicable securities laws and the regulations promulgated thereunder.

          SECTION 3.3.  GOVERNMENTAL APPROVAL.

          All authorizations, approvals, registrations or filings with any governmental or public regulatory body or authority of the United States or any state thereof required for the execution, delivery and performance by the Borrower of this Credit Agreement have been duly obtained or made, or duly applied for and are in full force and effect, and if any such further authorizations, approvals, registrations or filings should hereafter become necessary, the Borrower will use their best efforts to obtain or make all such authorizations, approvals, registrations or filings.

          SECTION 3.4.  BINDING AGREEMENTS.

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          This Credit Agreement and the Note when executed will constitute the legal, valid and binding obligations of the Borrower, enforceable in accordance with their respective terms, subject, as to the enforcement of remedies, to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general principles of equity.

          SECTION 3.5.  OWNERSHIP OF PLEDGED SECURITIES, ETC.

          Annexed hereto as Schedule 3.5 is a correct and complete list as of the date hereof, of each of Borrower's Subsidiaries showing, as to each, its name, classes of capital stock outstanding, the par value of each such class, the number of shares of each such class owned by Borrower and the percentage of the outstanding shares of each such class owned by Borrower.

          SECTION 3.6.  SECURITY INTEREST; OTHER SECURITY.

          This Credit Agreement when executed and delivered and, upon the making of the Loan hereunder, will create and grant to the Lender (upon delivery of the Pledged Securities to the Lender) a valid and perfected security interest in the Pledged Securities subject only to the security interest created pursuant to the Citibank Facility.

          SECTION 3.7.  PLEDGED SECURITIES.

          All of the Pledged Securities are duly authorized, validly issued and fully paid, and are owned and held by the Borrower, free and clear of any Liens, encumbrances, or security interests whatsoever other than those created pursuant to the Citibank Facility and this Credit Agreement. Except as described on
Schedule 3.2, as provided in the Citibank Facility and this Credit Agreement or applicable securities laws there are no restrictions on the transfer of the Pledged Securities. Except as set forth on Schedule 3.7, there are no outstanding rights, warrants, options, or agreements to purchase or otherwise acquire any shares of the stock or securities or obligations of any kind convertible into any shares of capital stock of the issuers of the Pledged Securities.

          SECTION 3.8.  MERGER AGREEMENT.

          The representations and warranties set forth in Section 3.1 of the Merger Agreement are true and complete in all material respects and the Borrower is in full compliance with the covenants set forth in Section 4.1 of the Merger Agreement.

          SECTION 3.9.  COMPLIANCE WITH LAWS.

          Neither the Borrower nor any of its Subsidiaries are in violation of any Applicable Law except for such violations in the aggregate which would not have a material adverse effect on their business condition (financial or otherwise) taken as a whole.

4. CONDITIONS OF LENDING

          SECTION 4.1.  CONDITIONS PRECEDENT TO LOAN.

          The obligation of the Lender to make the Loan is subject to the following conditions precedent:

          (a) CORPORATE DOCUMENTS. At the time of the making of the Loan, the Lender shall have received:

                (i) a copy of the certificate of incorporation of the Borrower and each of its Subsidiaries, certified as of a recent date by the Secretary of State of such Person's jurisdiction of incorporation;

               (ii) a certificate of such Secretary of State, dated as of a recent date as to the good standing of and payment of taxes by the Borrower and each of its Subsidiaries, which lists the charter documents on file in the office of such Secretary of State;

               (iii) a certificate dated as of a recent date as to the good standing of the Borrower and each of its Subsidiaries issued by the Secretary of State of each jurisdiction in which such Person is qualified as a foreign corporation; and

               (iv) a certificate of the Secretary of the Borrower, dated the date on which the Loan is disbursed and certifying (A) that attached thereto is a true and complete copy of the by-laws of the Borrower as in effect on the date of such certification, (B) that attached thereto is a true and complete copy of resolutions adopted by the Board of Directors of the Borrower authorizing (to the extent applicable) the Loan hereunder, the execution, delivery and performance in accordance with their respective terms of this Credit Agreement, the Note and all other documents required or contemplated hereunder or thereunder and that such resolutions have not been amended, rescinded or supplemented and are currently in effect, (C) that the certificate of incorporation of the Borrower has not been amended since the date of the last amendment thereto indicated on the certificate of the Secretary of State furnished pursuant to clause (i) above except to the extent specified in such Secretary's certificate and (D) as to the incumbency and specimen signature of each officer of the Borrower executing (as applicable) this Credit Agreement, the Note or any other document delivered by it in connection herewith or therewith (such certificate to contain a certification by another officer of the Borrower as to the incumbency and signature of the officer signing the certificate referred to in this clause (iv)); and

               (v) such additional supporting documents as the Lender or its counsel may reasonably request.

          (b) NOTE. The Lender shall have received the Note duly executed by the Borrower.

          (c) OPINIONS OF COUNSEL. The Lender shall have received the written opinions dated the date hereof and addressed to the Lender in form and substance satisfactory to Morgan, Lewis & Bockius LLP, of Greenberg, Trauwick, Hoffman, Lipoff, Rosen & Quentel, P.A. and internal legal counsel to the Borrower.

          (d) CITIBANK ACKNOWLEDGMENT. On or prior to the date hereof, the Lender shall have received the fully executed Citibank Acknowledgment.

          (e) REQUIRED CONSENTS AND APPROVALS. The Lender shall be satisfied that all required consents and approvals have been obtained with respect to the transactions contemplated hereby from all Governmental Authorities with jurisdiction over the business and activities of the Borrower and its Subsidiaries as of the date hereof, and from any other entity whose consent or approval the Lender in its reasonable discretion deems necessary to consummate the transactions contemplated hereby.

          (f) COMPLIANCE WITH LAWS. The Lender shall be satisfied that the transactions contemplated hereby will not violate any provision of Applicable Law, or any order of any court or other agency of the United States or any state thereof, applicable to any of the Borrower or any of its Subsidiaries (as of the date hereof) or any of their respective properties or assets.


5. COVENANTS

          From the date hereof and for so long as any amount remains outstanding under the Note or any Obligations remain unpaid or unsatisfied, Borrower agrees that it will comply with each of the covenants set forth in Article VI of the Citibank Facility as in effect on the date hereof (without giving effect to any subsequent amendment or modification) and each such covenant is hereby incorporated herein by reference as if set forth in full and the same shall be deemed to inure hereunder to the benefit of Lender.

6.  PLEDGE

          SECTION 6.1.  PLEDGE.

          As security for the Obligations, the Borrower hereby pledges, hypothecates, assigns, transfers, sets over and delivers unto the Lender, a security interest in all Pledged Securities now owned or hereafter acquired by it subordinate only to the security interest therein created pursuant to the Citibank Facility. Upon the termination of the security interest in the Pledged Securities created pursuant to the Citibank Facility, the Borrower shall cause Citibank to deliver to the Lender definitive instruments representing all Pledged Securities, accompanied by executed undated stock powers, duly endorsed or executed in blank by the Borrower, and such other instruments or documents as the Lender or its counsel shall reasonably request.

          SECTION 6.2.  COVENANT.

          Borrower covenants that as the sole stockholder of each of its Subsidiaries it will not take any action to allow any additional shares of common stock, preferred stock or other equity securities of any of its respective Subsidiaries or any securities convertible or exchangeable into common or preferred stock of such Subsidiaries to be issued, or grant any options or warrants, unless such securities are pledged to the Lender as security for the Obligations.

          SECTION 6.3.  REGISTRATION IN NOMINEE NAME; DENOMINATIONS.

          Upon the occurrence of a default in the payment of any principal of or interest on the Note or other amounts payable by the Borrower hereunder, when and as the same shall become due and payable (an "Event of Default"), the Lender shall have the right (in its sole and absolute discretion) to hold the certificates representing any Pledged Securities (a) in its own name or in the name of its nominee or (b) in the name of the Borrower, endorsed or assigned in blank or in favor of the Lender. The Borrower shall have the right to exchange the certificates representing Pledged Securities for certificates of smaller or larger denominations for any purpose consistent with this Credit Agreement.

          SECTION 6.4.  VOTING RIGHTS; DIVIDENDS; ETC.

          (a) The Borrower shall be entitled to exercise any and all voting and/or consensual rights and powers accruing to owners of the Pledged Securities or any part thereof for any purpose not inconsistent with the terms hereof, at all times, except as expressly provided in (c) below.

          (b) Any dividends or distributions of any kind whatsoever (other, so long as an Event of Default is not continuing, than cash) received by Borrower, whether resulting from a subdivision, combination, or reclassification of the outstanding capital stock of the issuer or received in exchange for Pledged Securities or any part thereof or as a result of any merger, consolidation, acquisition, or other exchange of assets to which the issuer may be a party, or otherwise, shall be and become part of the Pledged Securities pledged hereunder and shall immediately be delivered to the Lender, subject to the Borrower's obligations under the Citibank Facility, to be held subject to the terms hereof.

          (c) Upon the occurrence and during the continuance of an Event of Default and notice from the Lender of the transfer of such rights to the Lender,
(i) all rights of the Borrower to exercise the voting and/or consensual rights and powers which it is entitled to exercise pursuant to this Section shall cease, and all such rights shall thereupon become vested in the Lender, which shall have the sole and exclusive right and authority to exercise such voting and/or consensual rights and (ii) all cash dividends, interest and other cash payments and distributions relating to the Pledged Securities shall be delivered to the Lender to be held as Collateral for the Obligations; provided, however, that to the extent any governmental consents or filings are required for the exercise by the Lender of any of the foregoing rights and powers, the Lender shall refrain from exercising such rights or powers until the making of such required filings, the receipt of such approval and the expiration of all related waiting periods.

          SECTION 6.5.  REMEDIES UPON DEFAULT.

          (a) If an Event of Default shall have occurred and be continuing, the Lender may sell the Pledged Securities, or any part thereof, at public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery as the Lender shall deem appropriate subject to the terms hereof or as otherwise provided in the UCC. The Lender shall be authorized at any such sale (if it deems it advisable to do so) to restrict to the full extent permitted by Applicable Law the prospective bidders or purchasers to Persons who will represent and agree that they are purchasing the Pledged Securities for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale the Lender shall have the right to assign, transfer, and deliver to the purchaser or purchasers thereof the Pledged Securities so sold. Each such purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of the Borrower. The Lender shall give ten (10) days' written notice of its intention to make any such public or private sale, or sale at any broker's board or on any such securities exchange, or of any other disposition of the Pledged Securities. Such notice, in the case of public sale, shall state the time and place for such sale and, in the case of sale at a broker's board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Pledged Securities, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Lender may fix and shall state in the notice of such sale. At any such sale, the Pledged Securities, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Lender may (in its sole and absolute discretion) determine. The Lender shall not be obligated to make any sale of the Pledged Securities if it shall determine not to do so, regardless of the fact that notice of sale of the Pledged Securities may have been given. The Lender may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case the sale of all or any part of the Pledged Securities is made on credit or for future delivery, the Pledged Securities so sold shall be retained by the Lender until the sale price is paid by the purchaser or purchasers thereof, but the Lender shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Pledged Securities so sold and, in case of any such failure, such Pledged Securities may be sold again upon like notice. At any sale or sales made pursuant to this Section 6.5, the Lender may bid for or purchase, free from any claim or right of whatever kind, including any equity of redemption, of the Borrower, any such demand, notice, claim, right or equity being hereby expressly waived and released, any or all of the Pledged Securities offered for sale, and may make any payment on the account thereof by using any claim for moneys then due and payable to the Lender by the Borrower as a credit against the purchase price; and the Borrower, upon compliance with the terms of sale, may hold, retain and dispose of the Pledged Securities without further accountability therefor to the Borrower or any third party. The Lender shall in any such sale make no representations or warranties with respect to the Pledged Securities or any part thereof, and shall not be chargeable with any of the obligations or liabilities of the Borrower with respect thereto. The Borrower hereby agrees (i) it will indemnify and hold the Lender harmless from and against any and all claims with respect to the Pledged Securities asserted before the taking of actual possession or control of the Pledged Securities by the Lender pursuant to this Credit Agreement or arising out of any act of, or omission to act on the part of, any party prior to such taking of actual possession or control by the Lender (whether asserted before or after such taking of possession or control), or arising out of any act on the part of the Borrower, its agents or Affiliates before or after the commencement of such actual possession or control by the Lender and (ii) the Lender shall have no liability or obligation arising out of any such claim. As an alternative to exercising the power of sale herein conferred upon it, the Lender may proceed by a suit or suits at law or in equity to foreclose upon the Pledged Securities under this Credit Agreement and to sell the Pledged Securities, or any portion thereof, pursuant to a judgment or decree of a court or courts having competent jurisdiction.

          (b) If the Lender shall determine that in order to exercise its right to sell all or any of the Pledged Securities, and to have the Pledged Securities or the portion thereof sold, the Pledged Securities shall be registered under the provisions of the Securities Act of 1933, as amended (the "Securities Act") the Borrower agrees, at its own expense, (i) to execute and deliver, and to use its best efforts to cause each corporation whose securities are to be sold and their directors and officers to execute and deliver, all such instruments and documents, and to use its best efforts to do or cause to be done all other such acts and things, as may be necessary or, in the opinion of the Lender, advisable to register such securities under the provisions of the Securities Act and to use its best efforts to cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by law to be furnished, and to make or to cause to be made all amendments and supplements thereto and to the related prospectus which, in the opinion of the Lender, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission thereunder; provided, that the Lender shall furnish to the Borrower such information which the Borrower may reasonably request and as shall be required in connection therewith, (ii) to use its best efforts to cause the corporation whose securities are to be sold to agree to make, and to make available to its security holders as soon as practicable, an earnings statement (which need not be audited) covering a period of at least 12 months, beginning with the first month after the effective date of any such registration statement, which earning statement will satisfy the provisions of Section 11(a) of the Securities Act, (iii) to use its best efforts to qualify such securities under state Blue Sky or securities laws and to obtain the approval of any governmental authorities for the sale of such securities, as requested by the Lender; provided, that the Lender shall furnish to the Borrower such information which the may reasonably request and as shall be required in connection therewith, and
(iv) to indemnify and hold harmless the Lender and any underwriters (or any person controlling any of the foregoing) from and against any loss, liability, claim, damage and expense (and reasonable counsel fees incurred in connection therewith) under the Securities Act or otherwise insofar as such loss, liability, claim, damage or expense arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in such registration statement or prospectus or in any preliminary prospectus or any amendment or supplement thereto, or arises out of or is based upon any omission or alleged omission to state therein a material fact required to be stated or necessary to make the statements therein not misleading, such indemnification to remain operative regardless of any investigation made by or on behalf of the Lender, or any underwriters (or any person controlling any of the foregoing), Borrower shall not be liable in any case to the extent that any such loss, liability, claim, damage or expense arises out of or is based on an untrue statement or alleged untrue statement or an omission or an alleged omission made in reliance upon and in conformity with written information furnished to such corporation by the Lender, or any underwriter expressly for use in such registration statement or prospectus.

          SECTION 6.6.  LENDER APPOINTED ATTORNEY-IN-FACT.

          Upon the occurrence of an Event of Default and during the continuance of an Event of Default, Borrower hereby appoints the Lender its attorney-in-fact for the purpose of carrying out the provisions of this Section 6 and the pledge of the Pledged Securities hereunder and taking any action and executing any instrument which the Lender may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Lender shall have the right and power, upon the occurrence and continuance of an Event of Default, to receive, endorse and collect all checks and other orders for the payment of money made payable to the Borrower representing any dividend or other distribution payable in respect of the Pledged Securities or any part thereof and to give full discharge for the same.

          SECTION 6.7.  APPLICATION OF PROCEEDS OF SALE AND CASH.

          The proceeds of sale of the Pledged Securities sold pursuant to
Section 6.5 hereof shall be applied by the Lender as follows:

               (i) to the payment of all out-of-pocket costs and expenses paid or incurred by the Lender in connection with such sale, including, without limitation, all court costs and the fees and expenses of counsel for the Lender in connection therewith, and the payment of all out-of-pocket costs and expenses paid or incurred by the Lender in enforcing this Credit Agreement, in realizing or protecting any collateral and in enforcing or collecting any Obligations thereof, including, without limitation, court costs and the attorney's fees and expenses incurred by the Lender in connection therewith; and

               (ii) to the payment in full of the Obligations in such order as determined by the Lender.

Any amounts remaining after such indefeasible payment in full shall be remitted to the Borrower, or as a court of competent jurisdiction may otherwise direct.

          SECTION 6.8.  SECURITIES ACT, ETC.

          In view of the position of the Borrower in relation to the Pledged Securities, or because of other present or future circumstances, a question may arise under the Securities Act or any similar statute hereafter enacted analogous in purpose or effect (such Act and any such similar statute as from time to time in effect being hereinafter called the "Federal Securities Laws"), with respect to any disposition of the Pledged Securities permitted hereunder, Borrower understands that compliance with the Federal Securities Laws may very strictly limit the course of conduct of the Lender if the Lender were to attempt to dispose of all or any part of the Pledged Securities, and may also limit the extent to which or the manner in which any subsequent transferee of any Pledged Securities may dispose of the same. Similarly, there may be other legal restrictions or limitations affecting the Lender in any attempt to dispose of all or any part of the Pledged Securities under applicable Blue Sky or other state securities laws, or similar laws analogous in purpose or effect. Under Applicable Law, in the absence of an agreement to the contrary, the Lender may be held to have certain general duties and obligations to the Borrower to make some effort towards obtaining a fair price even though the Obligations may be discharged or reduced by the proceeds of a sale at a lesser price. Borrower waives to the fullest extent permitted by Applicable Law any such general duty or obligation to it, and the Borrower will not attempt to hold the Lender responsible for selling all or any part of the Pledged Securities at an inadequate price, even if the Lender shall accept the first offer received or does not approach more than one possible purchaser. Without limiting the generality of the foregoing, the provisions of this Section 6.8 would apply if, for example, the Lender were to place all or any part of the Pledged Securities for private placement by an investment banking firm, or if such investment banking firm purchased all or any part of the Pledged Securities for its own account, or if the Lender placed all or any part of the Pledged Securities privately with a purchaser or purchasers.

          SECTION 6.9.  CONTINUATION AND REINSTATEMENT.

          Borrower further agrees that its pledge hereunder shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of principal of or interest on any Obligation is rescinded or must otherwise be restored by Lender upon the bankruptcy or reorganization of Borrower or otherwise.

          SECTION 6.10.  TERMINATION.

          The pledge referenced herein shall terminate when all of the Obligations shall have been indefeasibly fully paid at which time the Lender shall assign and deliver to the Borrower, or to such Person or Persons as the Borrower shall designate, against receipt, such of the Pledged Securities (if any) as shall not have been sold or otherwise applied by the Lender pursuant to the terms hereof and shall still be held by it hereunder, together with appropriate instruments of reassignment and release. Any such reassignment shall be free and clear of all Liens, arising by, under or through the Lender but shall otherwise be without recourse upon or warranty by the Lender and at the expense of the Borrower.


7. MISCELLANEOUS

          SECTION 7.1.  NOTICES.

          Notices and other communications provided for herein shall be in writing and shall be delivered or mailed (or in the case of telegraphic communication, if by telegram, delivered to the telegraph company and, if by telex, graphic scanning or other telegraphic or facsimile communications equipment of the sending party hereto, delivered by such equipment) addressed, if to the Lender, to it at 2724 North Tenaya Way, Las Vegas, Nevada 89128,
Attn: Frank Collins, Esq., facsimile no.: 702-242-1532, with a copy to Morgan, Lewis & Bockius LLP, 101 Park Avenue, New York, New York 10178, Attn: Stephen P. Farrell, facsimile no.: 212- 309-6273, or if to Borrower at 5835 Blue Lagoon Drive, Miami, Florida, Attn: Cliff Donnelly facsimile no.: 305-265-2959 or such other address as such party may from time to time designate by giving written notice to the other parties hereunder. All notices and other communications given to any party hereto in accordance with the provisions of this Credit Agreement shall be deemed to have been given on the fifth Business Day after the date when sent by registered or certified mail, postage prepaid, return receipt requested, if by mail, or when delivered to the telegraph company, charges prepaid, if by telegram, or upon receipt by such party, if by any telegraphic or facsimile communications equipment, in each case addressed to such party as provided in this Section 7.1 or in accordance with the latest unrevoked written direction from such party.

          SECTION 7.2.  SURVIVAL OF AGREEMENT, REPRESENTATIONS AND WARRANTIES,
ETC.

          All warranties, representations and covenants made by the Borrower herein or in any certificate or other instrument delivered by it or on its behalf in connection with this Credit Agreement shall be considered to have been relied upon by the Lender and, except for any terminations, amendments, modifications or waivers thereof in accordance with the terms hereof, shall survive the making of the Loan herein contemplated and the execution and delivery to the Lender of the Note regardless of any investigation made by the Lender and shall continue in full force and effect so long as any amount due or to become due hereunder is outstanding and unpaid. All statements in any such certificate or other instrument shall constitute representations and warranties by the Borrower hereunder.

          SECTION 7.3.  SUCCESSORS AND ASSIGNS.

          Whenever in this Credit Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party (PROVIDED, HOWEVER, that the Borrower may not assign its rights hereunder without the prior written consent of the Lender), and all covenants, promises and agreements by or on behalf of the Borrower which are contained in this Credit Agreement shall inure to the benefit of the successors and assigns of the Lender.

          SECTION 7.4.  EXPENSES; DOCUMENTARY TAXES.

          Whether or not the transactions hereby contemplated shall be consummated, the Borrower agrees to pay all out-of-pocket expenses incurred by the Lender in connection with the transactions hereby contemplated and the preparation, execution, delivery, waiver or modification and administration of this Credit Agreement and any other documentation contemplated hereby, the Note and the making of the Loan, including but not limited to any internally allocated audit costs, the fees and disbursements of Morgan, Lewis & Bockius LLP, counsel for the Lender, and any other counsel that the Lender shall retain, fees and expenses of technical or other consultants engaged by the Lender to the extent previously approved by the Borrower. Such payments shall be made on the date of execution of this Credit Agreement and thereafter on demand. In addition, the Borrower agrees to pay all reasonable out-of-pocket expenses incurred by the Lender in the enforcement or protection of the rights of the Lender in connection with this Credit Agreement or the Note, and with respect to any action which may be instituted by any Person against the Lender in respect of the foregoing, or as a result of any transaction, action or non-action arising from the foregoing, including but not limited to the fees and disbursements of any counsel for the Lender. Such payments shall be made on demand after the date of execution of this Credit Agreement. The Borrower agrees that it shall indemnify the Lender from and hold it harmless against any documentary taxes, assessments or charges made by any Governmental Authority by reason of the execution and delivery of this Credit Agreement or the Note. The obligations of the Borrower under this Section 7.4 shall survive the termination of this Credit Agreement and/or the payment of the Loan.

          SECTION 7.5.  INDEMNIFICATION OF LENDER.

          The Borrower agrees (a) to indemnify and hold harmless the Lender (to the full extent permitted by law) from and against any and all claims, demands, losses, judgments and liabilities (including liabilities for penalties) of whatsoever nature, and (b) to pay to the Lender an amount equal to the amount of all costs and expenses, including legal fees and disbursements, and with regard to both (a) and (b) growing out of or resulting from any litigation or other proceedings relating to the Pledged Securities, the making of the Loan, any attempt to audit, inspect, protect or sell the Pledged Securities, or the administration and enforcement or exercise of any right or remedy granted to the Lender hereunder but excluding therefrom all costs arising out of or resulting from the gross negligence or willful misconduct of the Lender. The foregoing indemnity agreement includes any costs incurred by the Lender in connection with any action or proceeding which may be instituted in respect of the foregoing by the Lender, or by any other Person either against the Lender or in connection with which any officer or employee of the Lender is called as a witness or deponent, including, but not limited to, the fees and disbursements of Morgan, Lewis & Bockius LLP, counsel to the Lender, and any out-of-pocket costs incurred by the Lender in appearing as a witness or in otherwise complying with legal process served upon them. In no event shall the Lender be liable to the Borrower for any matter or thing in connection with this Credit Agreement other than to make the Loan.

          Whenever the provisions of this Credit Agreement provide that, if the Borrower shall fail to do any act or thing which it has covenanted to do hereunder or any representation or warranty of the Borrower shall be breached, the Lender may (but shall not be obligated to) perform the same or cause it to be done or remedy any such breach and if the Lender does the same or causes it to be done, there shall be added to the Obligations hereunder the cost or expense incurred by the Lender in so doing, and any and all amounts expended by the Lender in taking any such action shall be repayable to it upon its demand therefor and shall bear interest at 5% in excess of the interest rate in effect from the date advanced to the date of repayment.

          All indemnities contained in this Section 7.5 shall survive the expiration or earlier termination of this Credit Agreement.

          SECTION 7.6.  CHOICE OF LAW.

          THIS CREDIT AGREEMENT AND THE NOTE SHALL IN ALL RESPECTS BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK WHICH ARE APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY WITHIN SUCH STATE AND, IN THE CASE OF PROVISIONS RELATING TO INTEREST RATES, ANY APPLICABLE LAW OF THE UNITED STATES OF AMERICA.

          SECTION 7.7.  WAIVER OF JURY TRIAL.

          TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW WHICH CANNOT BE WAIVED, THE BORROWER HEREBY WAIVES, AND COVENANTS THAT IT WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE), ANY RIGHT TO TRIAL BY JURY IN ANY FORUM IN RESPECT OF ANY ISSUE, CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS CREDIT AGREEMENT OR THE SUBJECT MATTER HEREOF, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING OR WHETHER IN CONTRACT OR TORT OR OTHERWISE. THE BORROWER ACKNOWLEDGES THAT IT HAS BEEN INFORMED BY THE LENDER THAT THE

PROVISIONS OF THIS SECTION CONSTITUTE A MATERIAL INDUCEMENT UPON WHICH THE LENDER HAS RELIED, IS RELYING AND WILL RELY IN ENTERING INTO THIS CREDIT AGREEMENT. THE LENDER MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS
SECTION 7.7 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE BORROWER TO THE WAIVER OF ITS RIGHTS TO TRIAL BY JURY.

          SECTION 7.8.  NO WAIVER.

          No failure on the part of the Lender or to exercise, and no delay in exercising, any right, power or remedy hereunder or under the Note shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law.

          SECTION 7.9.  EXTENSION OF PAYMENT DATE.

          Should any payment of principal of or interest on the Note or any other amount due hereunder become due and payable on a day other than a Business Day, the due date of such payment thereof shall be extended to the next succeeding Business Day and, in the case of principal, interest shall be payable thereon at the rate herein specified during such extension.

          SECTION 7.10.  AMENDMENTS, ETC.

          No modification, amendment or waiver of any provision of this Credit Agreement, and no consent to any departure by the Borrower herefrom, shall in any event be effective unless the same shall be in writing and signed by the Lender and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on the Borrower shall entitle the Borrower to any other or further notice or demand in the same, similar or other circumstances.

          SECTION 7.11.  SEVERABILITY.

          Any provision of this Credit Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          SECTION 7.12.  ENTIRE AGREEMENT.

          This Credit Agreement shall supersede all prior discussions and agreements between the parties with respect to the subject matter hereof and thereof, and contains the sole and entire agreement between the parties hereto with respect to the subject matter hereof and thereof and Lender shall have no obligation to make any additional loans or provide any additional funds to Borrower other than as provided herein.

          SECTION 7.13.  HEADINGS.

          Section headings used herein and the Table of Contents are for convenience only and are not to affect the construction of or be taken into consideration in interpreting this Credit Agreement.

          SECTION 7.14.  EXECUTION IN COUNTERPARTS.

          This Credit Agreement may be executed in any number of counterparts, each of which shall constitute an original, but all of which taken together shall constitute one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto have caused this Credit Agreement to be duly executed as of the day and the year first written.

                                        BORROWER:

                                        PHYSICIAN CORPORATION
                                        OF AMERICA



                                        By
                                          -------------------------------
                                             Name:
                                             Title:


                                        LENDER:

                                        SIERRA HEALTH SERVICES, INC.


                                        By
                                          -------------------------------
                                             Name:
                                             Title:

                                    EXHIBIT A

                                  FORM OF NOTE


THE INDEBTEDNESS EVIDENCED BY THIS INSTRUMENT IS SUBORDINATED TO THE PRIOR PAYMENT IN FULL OF THE OBLIGATIONS (AS DEFINED IN THE SUBORDINATION AGREEMENT HEREUNDER REFERRED TO) AND TO THE SECURITY INTERESTS SECURING THE OBLIGATIONS, PURSUANT TO, AND TO THE EXTENT PROVIDED IN, THE SUBORDINATION AGREEMENT DATED AS OF JANUARY __, 1997 AMONG PHYSICIAN CORPORATION OF AMERICA, SIERRA HEALTH SERVICES, INC. AND CITIBANK, N.A., AS AGENT IN FAVOR OF THE LENDERS, ISSUING BANK AND AGENT PARTIES TO THE REVOLVING CREDIT AGREEMENT DATED AS OF OCTOBER 27, 1994, AS AMENDED, AMONG PHYSICIAN CORPORATION OF AMERICA, THE LENDERS PARTIES THERETO, CITIBANK, N.A., AS ISSUING BANK, AND CITIBANK, N.A., AS AGENT FOR SUCH LENDERS AND ISSUING BANK.


                                      NOTE


$16,750,000                                                   New York, New York
                                                              January 10, 1997


          FOR VALUE RECEIVED, the undersigned, PHYSICIAN CORPORATION OF AMERICA, a Delaware corporation (the "Borrower"), hereby promises to pay, upon demand, to the order of SIERRA HEALTH SERVICES, INC. (the "Lender"), the principal sum of SIXTEEN MILLION SEVEN HUNDRED FIFTY THOUSAND Dollars ($16,750,000]) in lawful money of the United States of America in immediately available funds together with interest from the date hereof on the principal amount hereof from time to time outstanding, in like funds, at said office, at a rate of ten percent (10%) per annum.

          The Borrower promises to pay interest, on demand, on any overdue principal and, to the extent permitted by law, overdue interest from their due dates at a rate of five percent (5%) per annum in excess of the rate otherwise in effect.

          The Borrower hereby waives diligence, presentment, demand, protest and notice of any kind whatsoever. The nonexercise by the holder of any of its rights hereunder in any particular instance shall not constitute a waiver thereof in that or any subsequent instance.

          This Note is the Note referred to in the Credit and Share Pledge Agreement dated as of January 10, 1997 (the "Agreement") between Borrower and Lender, which, among other things, contains provisions for optional and mandatory payment of the principal hereof and for the amendment or waiver of certain provisions of the Agreement, all upon the terms and conditions therein specified. This Note shall be construed in accordance with and governed by the laws of the State of New York and any applicable laws of the United States of America.

                                        PHYSICIAN CORPORATION
                                        OF AMERICA


                                        By: Clifford W. Donnelly
                                           ----------------------------
                                             Name: Clifford W. Donnelly
                                             Title: S.V.P.

                                    EXHIBIT B
                         FORM OF CITIBANK ACKNOWLEDGMENT

                        PHYSICIAN CORPORATION OF AMERICA



                                                  January __, 1997




Citibank N.A.
399 Park Avenue
New York, New York 10043

Attn: Credit Department

          Re:  Borrower Pledge Agreement
               -------------------------

Dear Gentleman/Mesdames:

We refer to the Borrower Pledge Agreement dated as of March 29, 1996, as amended (the "Borrower Pledge Agreement"), made by Physician Corporation of America ("PCA") to Citibank N.A., as agent ("Agent") for the lenders from time to time parties to the Credit Agreement (as hereinafter defined), pursuant which we have pledged, among other things, the capital stock of our subsidiaries (as more particularly described on Schedule A attached hereto) and any additional shares of any class of stock issued by such subsidiaries or any securities convertible into such shares, acquired by purchase, stock dividend, distribution of capital or otherwise (the "Pledged Securities"), as security for the obligations of PCA pursuant to that certain Revolving Credit Agreement dated as of October 27, 1994 by and between PCA; the Lenders; the Agent; Nationsbank of Tennessee and First Union National Bank of North Carolina, as Co-Agents; Citibank, as Issuing Bank; and Citicorp Securities, Inc., as Arranger, as amended (the "Credit Agreement").

As you are aware, we have entered into a Credit and Share Pledge Agreement, dated as of January 10, 1997 (the "Sierra Credit Agreement"), with Sierra Health Services, Inc. ("Sierra") pursuant to which we have pledged the Pledged Securities to Sierra, subject to your prior rights under the Borrower Pledge Agreement, as security for PCA indebtedness to Sierra pursuant to the Sierra Credit Agreement.

We hereby irrevocably and unconditionally instruct you that, upon payment in full of all payment obligations of PCA under the Credit Agreement and any document referred to therein and upon satisfaction in full of all other obligations under the Credit Agreement, any document referred to therein and the Borrower Pledge Agreement, unless you receive written notification from Sierra to the contrary (in which case these instructions shall have no further effect), you shall deliver the Pledged Securities to Sierra at 2724 North Tenaya Way,
Las Vegas, Nevada 89128, Attention: Frank Collins, Esq. whose written receipt therefore shall be conclusive evidence of such delivery and shall discharge your obligations to us under the Borrower Pledge Agreement or otherwise, with respect to the redelivery of the Pledged Securities.

Kindly acknowledge your receipt of this notice and that you are currently holding the Stock certificates listed on Schedule A hereto, and indicate your acceptance of these instructions by signing in the manner hereinafter provided.

Very truly yours,

Physician Corporation of America


By:
   -----------------------
      Name:
      Title:



Acknowledged and Accepted
on January   , 1997
           --

By: Citibank, N.A., as Agent


       By:_____________________
             Name:
             Title:

                                  SCHEDULE 3.2



            Those laws and regulations of the States of Florida and Texas, and the Commonwealth of Puerto Rico, which regulate insurance companies and health maintenance organizations require the consent or approval of insurance and/or health regulatory authorities under certain circumstances for the exercise of the rights and remedies provided in Section 6 hereof or by the UCC and those that may be exercised upon an Event of Default. For example, Sections 628.461 and 628.4615 of the Florida Insurance Statutes and Section 541.255 of the Florida Health Maintenance Organization Act require prior approval by the Florida Department of Insurance for a change of ownership or control of a Florida-domiciled insurance company or health maintenance organization, respectively.

           In addition, to the extent that the attempt to exercise or to enforce rights and remedies provided in the Section 6 or the UCC occurs in the context of a judicial or administrative proceeding, or during the pendency of a bankruptcy or insolvency proceeding, notice to and the authorization, consent or approval of the tribunal would or may be necessary.

                                  SCHEDULE 3.5

----------------------------------------------------------------------------------------------------------------------
                                                  STOCK                                NUMBER OF    PERCENTAGE OF
  STOCK ISSUER                CLASS OF            CERTIFICATE           PAR            SHARES       OUTSTANDING SHARES
  ------------                STOCK               NO(S)                 VALUE          ---------    ------------------
                              -----               -----------           -----
----------------------------------------------------------------------------------------------------------------------
 PCA Solutions,               Common                   1                $ 1.00                 92         100%
 Inc.
----------------------------------------------------------------------------------------------------------------------
 PCA Property and             Common                   1                $ 1.00          1,800,000         100%
 Casualty Insurance
 Company
 ----------------------------------------------------------------------------------------------------------------------
 PCA Health Plans             Common                   1                $ 0.01             10,000         100%
 of Florida, Inc.

                              Preferred         2 thru 5                $ 0.01             17,500         100%
                              Series A

                              Preferred         6 thru 8                $ 0.01             80,000         100%

----------------------------------------------------------------------------------------------------------------------
 PCA Health Plans             Common                   1                $ 0.01            100,000         100%
 of Texas, Inc.
 (f/k/a Texas Health          Preferred                1                $ 1.00             30,000         100%
 Plans, Inc.)                 Series A

                              Preferred                2                $ 1.00             30,000         100%
                              Series B
----------------------------------------------------------------------------------------------------------------------
 PCA Family                   Common                   1                $10.00                 40         100%
 Health Plan, Inc.
                              Preferred                1 thru 7         $ 0.01            255,500         100%
                              Series A
----------------------------------------------------------------------------------------------------------------------
 PCA Health Plans             Common                   C1               $ 5.00             28,500        99.9%
 of Puerto Rico,
 Inc.
----------------------------------------------------------------------------------------------------------------------
 PCA Insurance                Common                   C1               $ 6.00            133,336         100%
 Group of
 Puerto Rico, Inc.
----------------------------------------------------------------------------------------------------------------------

                                TABLE OF CONTENTS



1.  DEFINITIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2

2.  THE LOAN . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
     SECTION 2.1.  LOAN; MAKING OF THE LOAN. . . . . . . . . . . . . . . . . . 4
     SECTION 2.2.  NOTE. . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
     SECTION 2.3.  INTEREST ON NOTE. . . . . . . . . . . . . . . . . . . . . . 4
     SECTION 2.4.  DEFAULT INTEREST. . . . . . . . . . . . . . . . . . . . . . 4
     SECTION 2.5.  REPAYMENT OF LOAN.. . . . . . . . . . . . . . . . . . . . . 4
     SECTION 2.6.  MANNER OF PAYMENTS. . . . . . . . . . . . . . . . . . . . . 5
     SECTION 2.7.  INTEREST ADJUSTMENTS. . . . . . . . . . . . . . . . . . . . 5

3.  REPRESENTATIONS AND WARRANTIES . . . . . . . . . . . . . . . . . . . . . . 5
     SECTION 3.1.  CORPORATE EXISTENCE AND POWER.. . . . . . . . . . . . . . . 5
     SECTION 3.2.  CORPORATE AUTHORITY AND NO VIOLATION. . . . . . . . . . . . 6
     SECTION 3.3.  GOVERNMENTAL APPROVAL.. . . . . . . . . . . . . . . . . . . 6
     SECTION 3.4.  BINDING AGREEMENTS. . . . . . . . . . . . . . . . . . . . . 6
     SECTION 3.5.  OWNERSHIP OF PLEDGED SECURITIES, ETC. . . . . . . . . . . . 7
     SECTION 3.6.  SECURITY INTEREST; OTHER SECURITY.. . . . . . . . . . . . . 7
     SECTION 3.7.  PLEDGED SECURITIES. . . . . . . . . . . . . . . . . . . . . 7
     SECTION 3.8.  MERGER AGREEMENT. . . . . . . . . . . . . . . . . . . . . . 7
     SECTION 3.9.  COMPLIANCE WITH LAWS. . . . . . . . . . . . . . . . . . . . 7

4.  CONDITIONS OF LENDING. . . . . . . . . . . . . . . . . . . . . . . . . . . 8
     SECTION 4.1.  CONDITIONS PRECEDENT TO LOAN. . . . . . . . . . . . . . . . 8

5.  COVENANTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9

6.  PLEDGE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .10
     SECTION 6.1.  PLEDGE. . . . . . . . . . . . . . . . . . . . . . . . . . .10
     SECTION 6.2.  COVENANT. . . . . . . . . . . . . . . . . . . . . . . . . .10
     SECTION 6.3.  REGISTRATION IN NOMINEE NAME; DENOMINATIONS.. . . . . . . .10
     SECTION 6.4.  VOTING RIGHTS; DIVIDENDS; ETC.. . . . . . . . . . . . . . .10
     SECTION 6.5.  REMEDIES UPON DEFAULT.. . . . . . . . . . . . . . . . . . .11
     SECTION 6.6.  LENDER APPOINTED ATTORNEY-IN-FACT.. . . . . . . . . . . . .13
     SECTION 6.7.  APPLICATION OF PROCEEDS OF SALE AND CASH. . . . . . . . . .14
     SECTION 6.8.  SECURITIES ACT, ETC.. . . . . . . . . . . . . . . . . . . .14
     SECTION 6.9.  CONTINUATION AND REINSTATEMENT. . . . . . . . . . . . . . .15
     SECTION 6.10. TERMINATION.. . . . . . . . . . . . . . . . . . . . . . . .15

7.  MISCELLANEOUS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .15
     SECTION 7.1.  NOTICES.. . . . . . . . . . . . . . . . . . . . . . . . . .15
     SECTION 7.2.  SURVIVAL OF AGREEMENT, REPRESENTATIONS
                   AND WARRANTIES, ETC.. . . . . . . . . . . . . . . . . . . .16
     SECTION 7.3.  SUCCESSORS AND ASSIGNS. . . . . . . . . . . . . . . . . . .16
     SECTION 7.4.  EXPENSES; DOCUMENTARY TAXES.. . . . . . . . . . . . . . . .16
     SECTION 7.5.  INDEMNIFICATION OF LENDER.. . . . . . . . . . . . . . . . .17
     SECTION 7.6.  CHOICE OF LAW.. . . . . . . . . . . . . . . . . . . . . . .17
     SECTION 7.7.  WAIVER OF JURY TRIAL. . . . . . . . . . . . . . . . . . . .18
     SECTION 7.8.  NO WAIVER.. . . . . . . . . . . . . . . . . . . . . . . . .18
     SECTION 7.9.  EXTENSION OF PAYMENT DATE . . . . . . . . . . . . . . . . .18
     SECTION 7.10.  AMENDMENTS, ETC. . . . . . . . . . . . . . . . . . . . . .18
     SECTION 7.11.  SEVERABILITY.. . . . . . . . . . . . . . . . . . . . . . .19

     SECTION 7.12.  ENTIRE AGREEMENT.. . . . . . . . . . . . . . . . . . . . .19
     SECTION 7.13.  HEADINGS.. . . . . . . . . . . . . . . . . . . . . . . . .19
     SECTION 7.14.  EXECUTION IN COUNTERPARTS. . . . . . . . . . . . . . . . .20

Schedules
---------

3.2  Certain Restrictions
3.5  Pledged Securities


Exhibits
--------

A    Form of Note
B    Form of Citibank Acknowledgment


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